Intangible Assets, Net - Schedule of Intangible Assets Expected Aggregate Amortization Expense (Detail) - Apr. 30, 2023 ¥ in Thousands, $ in Thousands	JPY (¥)	USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2024	¥ 5,740	$ 42
2025	4,962	36
2026	2,754	20
2027	612	5
Total	¥ 14,068	$ 103